Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
21. Subsequent Events
On March 21, 2012, The Hartford announced the completion of an evaluation of its businesses and strategy evaluation. As a result of this review, The Hartford announced that it will focus on its Property and Casualty, Group Benefits and Mutual Fund businesses, place its existing Individual Annuity business into runoff and pursue sales or other strategic alternatives for the Individual Life and Retirement Plans businesses and Woodbury Financial Services, Inc. ("Woodbury Financial Services", "WFS"), an indirect wholly-owned subsidiary of The Hartford.
On April 26, 2012, The Hartford announced that it had entered into an agreement to sell its U.S. individual annuity new business capabilities to a third party. A purchase and sale agreement was entered into with Forethought Financial Group in mid-June 2012 and the anticipated transaction closing date is in late 2012 or early 2013. Effective May 1, 2012, all new U.S. annuity policies sold by the Company are reinsured to Forethought Life Insurance Company. The Company will cease the sale of such annuity policies and the reinsurance agreement will terminate as to new business in the second quarter of 2013. The reinsurance agreement has no impact on in-force policies issued on or before April 27, 2012.
On July 31, 2012, The Hartford entered into a definitive agreement to sell Woodbury Financial Services to AIG Advisor Group, Inc. ("AIG Advisor Group"), a subsidiary of American International Group, Inc. The transaction is expected to close by the end of 2012, pending regulatory approval. The WFS broker-dealer business is included in the Corporate reporting category.
On September 4, 2012, The Hartford announced it had entered into a definitive agreement to sell its Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") for a cash ceding commission of $400, subject to a downward adjustment at closing of up to $51 based upon net flows adjusted for retirement plan discontinuances. The sale, which is structured as a reinsurance transaction, is expected to close in the fourth quarter of 2012 or the first quarter of 2013, subject to regulatory approvals and customary closing conditions. As part of the agreement, the Company will continue to sell retirement plans during a transition period, and MassMutual will assume all expenses and risk for these sales through a reinsurance agreement.
On September 27, 2012, The Hartford announced it had entered into a definitive agreement to sell its Individual Life insurance business to Prudential Financial, Inc. ("Prudential") for cash consideration of $615 consisting primarily of a ceding commission. The sale, which is structured as a reinsurance transaction, is expected to close in the first quarter of 2013, subject to regulatory approvals and customary closing conditions. As part of the agreement, the Company will continue to sell life insurance products and riders during a transition period, and Prudential will assume all expenses and risk for these sales through a reinsurance agreement.